Exhibit 10.13

AMENDMENT NO. 1 TO

THE AMENDED AND RESTATED PERSONAL EMPLOYMENT AGREEMENT

This Amendment No. 1 to the Amended and Restated Personal Employment Agreement (the “Amendment”) is made and entered into as of February 12, 2020 (the “Effective Date”) by and between DarioHealth Corp. (formerly LabStyle Innovations Corp.), a company incorporated under the laws of the State of Israel (the “Company”), and Erez Raphael (the “Executive”, and together with the Company, collectively, the “Parties”).

WHEREAS, the Company and the Executive are currently parties to that certain Amended and Restated Personal Employment Agreement, entered into and effective as of July 25, 2017 (the “Personal Employment Agreement”) pursuant to which the Executive is serving as the Company’s Chief Executive Officer for a term ending December 31, 2020; and

WHEREAS, the Company and the Executive desire to amend the Personal Employment Agreement to provide for the automatic extension of the term set forth therein.

NOW THEREFORE, in consideration of the recitals and of the mutual promises, covenants and agreements of the Parties set forth herein, the Parties agree as follows:

1.	Amendments. The Parties hereby agree that, effective upon the Effective Date, Schedule A of the Personal Employment Agreement shall be amended by replacing the Agreement Termination date of “December 31, 2020” with “December 31, 2022”, and by replacing the Position in the Company title of “Chairman, President and Chief Executive Officer of the Company and of the parent Company DarioHealth Corp.” with “Chief Executive Officer”.

2.	Ratification; Effect of Amendment. Except as specifically set forth herein, the Personal Employment Agreement and all of its terms and conditions remain in full force and effect, and the Personal Employment Agreement is hereby ratified and confirmed in all respects, except that on or after the date of this Amendment all references in the Personal Employment Agreement to “this Agreement,” “hereto,” “hereof,” “hereunder,” or words of like import shall mean the Personal Employment Agreement as amended by this Amendment.

3.	Further Assurances. Each Party hereto, without additional consideration, shall cooperate, shall take such further action and shall execute and deliver such further documents as may be reasonably requested by the other Party hereto in order to carry out the provisions and purposes of this Amendment.

4.	Counterparts. This Amendment may be signed in counterparts with the same effect as if the signature on each counterpart were upon the same instrument. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

5.	Headings. The headings of Articles and Sections in this Amendment are provided for convenience only and will not affect its construction or interpretation.

6.	Waiver. Neither any failure nor any delay by any party in exercising any right, power or privilege under this Amendment or any of the documents referred to in this Amendment will operate as a waiver of such right, power or privilege, and no single or partial exercise of any such right, power or privilege will preclude any other or further exercise of such right, power or privilege.

7.	Severability. The invalidity or unenforceability of any provisions of this Amendment pursuant to any applicable law shall not affect the validity of the remaining provisions hereof, but this Amendment shall be construed as if not containing the provision held invalid or unenforceable in the jurisdiction in which so held, and the remaining provisions of this Amendment shall remain in full force and effect. If the Amendment may not be effectively construed as if not containing the provision held invalid or unenforceable, then the provision contained herein that is held invalid or unenforceable shall be reformed so that it meets such requirements as to make it valid or enforceable.

[Signature Page Follows]

[Signature Page to Amendment No. 1 to the Amended and Restated Personal Employment Agreement]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the day and year first written above.

DarioHealth Corp.

/s/ Zvi Ben-David
Name:	Zvi Ben-David
Title:	Chief Financial Officer

Erez Raphael

/s/ Erez Raphael

[Signature Page to Amendment No. 1 to the Amended and Restated Personal Employment Agreement]